Exhibit 99.4

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF PATINA OIL & GAS CORPORATION
PURSUANT TO 18 U.S.C.ss.1350

1.    I, David J. Kornder, Chief Financial Officer of Patina Oil & Gas Corporation (the “Company”), hereby certify to the best of my knowledge that the accompanying report on Form 10-Q / A for the quarterly period ending March 31, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the “Report”) by the Company fully complies with the requirements of that section.

2.    I further certify to the best of my knowledge that the information contained in the Report, subject to the matters described therein, fairly presents, in all material aspects, the financial conditions and results of operations of the Company.

By:	/s/ DAVID J. KORNDER
Name: David J. Kornder Date: October 4, 2002